MELLON






SECURITIES TRADING POLICY






Questions Concerning the Securities Trading Policy?
Contact Corporate Compliance, (412) 234-1661
AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001







Dear Colleague:



At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.

This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,


Martin G. McGuinn


CONTENTS

                                                                           PAGE
INTRODUCTION                                                                 1

CLASSIFICATION OF EMPLOYEES                                                  2
             -Insider Risk Employees
             -Investment Employees
             -Access Decision Makers
             -Other Employees
             -Consultants, Independent Contractors and Temporary Employees

PERSONAL SECURITIES TRADING PRACTICES                                        3

     SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES                      3
             Quick Reference - Insider Risk Employees                        5
             Standards of Conduct for Insider Risk Employees                 6
             Restrictions on Transactions in Mellon Securities               9
             Restrictions on Transactions in Other Securities               11
             Protecting Confidential Information                            14

     SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES                       17
             Quick Reference - Investment Employees                         19
             Standards of Conduct for Investment Employees                  20
             Restrictions on Transactions in Mellon Securities              24
             Restrictions on Transactions in Other Securities               26
             Protecting Confidential Information                            29

     SECTION THREE - APPLICABLE TO OTHER EMPLOYEES                          31
             Quick Reference - Other Employees                              33
             Standards of Conduct for Other Employees                       34
             Restrictions on Transactions in Mellon Securities              35
             Restrictions on Transactions in Other Securities               37
             Protecting Confidential Information                            39

GLOSSARY      Definitions                                                     43

              Exhibit A - Sample Letter to Broker                             49


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INTRODUCTION   The  Securities  Trading  Policy  (the  "Policy")  is designed to
------------   reinforce Mellon Financial Corporation's ("Mellon's")  reputation for integrity by avoiding even the  appearance of  impropriety in
               the  conduct  of  Mellon's   business.   The  Policy  sets  forth
               procedures and limitations which govern the personal securities transactions of every Mellon Employee.

               Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

               Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

               Employees   outside  the  United   States  are  also  subject  to
               applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

               Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit and Risk Review Department.

               Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.

-------------------------------------------------------------------------------

CLASSIFICATION The Policy is applicable to all employees of Mellon and all of OF EMPLOYEES its subsidiaries which are more than 50% owned by Mellon. This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees. It does not include consultants and contract or temporary employees, nor employees of subsidiaries which are 50% or less owned by Mellon. Although the Policy provisions generally have worldwide applicability, some sections of the Policy may conflict with the laws or customs of the countries in which Mellon operations are located. The Policy may be amended for operations outside the United States only with the approval of the Manager of Corporate
               Compliance.

               Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories: Insider Risk Employee, Investment Employee, Access Decision Maker and Other Employee. Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

               Business line management, in conjunction with the Manager of Corporate Compliance, will determine the classification of each employee based on the following guidelines. Employees should confirm their classification with their Preclearance Compliance Officer or the Manager of Corporate Compliance.

INSIDER RISK   You  are  considered  to  be  an Insider Risk Employee if, in the
EMPLOYEE       normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's commercial credit or corporate finance customers. This will typically include certain employees in the credit, lending and leasing businesses, certain members of the Audit and Risk Review, and Legal Departments, and all members of the Senior Management Committee who are not Investment
               Employees.

INVESTMENT     You  are  considered  to be  an  Investment  Employee  if, in the
EMPLOYEE       normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic
               information   concerning   Mellon's  trading  in  securities  for
               Mellon's account or for the accounts of others, and/or if you provide investment advice. This will typically include:

               o certain employees in fiduciary securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions;

               o an employee of a Mellon entity registered under the Investment Advisers Act of 1940 who is also an "Access Person" as defined by Rule 17j-1 of the Investment Company Act of 1940 (see glossary); and

               o any member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions.

ACCESS         A  person  designated as such by the Investment Ethics Committee.
DECISION MAKER Generally,  this will be portfolio managers and research analysts
(ADM)          who make recommendations or decisions  regarding  the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

OTHER          You are considered to be an Other Employee if you are an employee
EMPLOYEE       of Mellon Financial Corporation or any of  its direct or indirect subsidiaries  who is not an  Insider  Risk  Employee,  Investment
               Employee, or an ADM.

CONSULTANTS, Managers should inform consultants, independent contractors and INDEPENDENT temporary employees of the general provisions of the Policy (such CONTRACTORS as the prohibition on trading while in TEMPORARY possession of AND EMPLOYEES material nonpublic information), but generally they will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an Insider
               Risk Employee, Investment Employee or Access Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.


PERSONAL SECURITIES TRADING PRACTICES



SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES


CONTENTS

                                                                         Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES
                 Quick Reference - Insider Risk Employees                  5
            Standards of Conduct for Insider Risk Employees                6
                 --Conflict of Interest                                    6
                 --Material Nonpublic Information                          6
                 --Brokers                                                 6
                 --Personal Securities Transaction Reports                 6
                 --Preclearance for Personal Securities Transactions       6
                 --Exemptions from Requirement to Preclear                 7
                 --Gifting of Securities                                   8
                 --DRIPs, DPPs and AIPs                                    8
                 --Restricted List                                         8
                 --Confidential Treatment                                  9
            Restrictions on Transactions in Mellon Securities              9
                 --Mellon 401(k) Plan                                      10
                 --Mellon Employee Stock Options                           11
            Restrictions on Transactions in Other Securities               11
                 --Prohibition on Investments in Securities of Financial   12
            Services Organizations                                         13
            Beneficial Ownership                                           13
            Non-Mellon Employee Benefit Plans                              13
            Protecting Confidential Information                            14
                 --Insider Trading and Tipping                             15
                 --The "Chinese Wall"
GLOSSARY    Definitions                                                    43

                 Exhibit A - Sample Letter to Broker                       49




QUICK REFERENCE - INSIDER RISK EMPLOYEES
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SOME THINGS    1.   Duplicate Statements & Confirmations - Instruct your broker,
YOU MUST DO         trust account manager or other entity through which you have a securities  trading account to send directly to MANAGER OF
                    CORPORATE COMPLIANCE,  MELLON BANK, PO BOX 3130, PITTSBURGH,
                    PA 15230-3130:

                    o    Trade confirmations summarizing each transaction

                    o    Periodic statements

                    Exhibit B of this Policy can be used to notify your broker. This applies to all accounts in which you have a beneficial interest. (See Glossary)


               2. Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the Manager of Corporate Compliance. This can be done by completing a Preclearance Request Form and:

                    o delivering the request to the Manager of Corporate Compliance, AIM 151-4340,

                    o    faxing the request to (412) 234-1516, or

                    o contacting the Manager of Corporate Compliance for other available notification options.

                    Preclearance Request Forms can be obtained from Corporate Compliance (412) 234-1661. If preclearance approval is received the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

               3.   Special Approvals

                    o Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head and the Manager of Corporate Compliance.

                    o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

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SOME THINGS Mellon  Securities - The following  transactions  in Mellon YOU MUST
NOT DO securities are prohibited for all Mellon Employees:

                    o    Short sales

                    o Purchasing and selling or selling and purchasing within 60 days

                    o Purchasing or selling during a blackout period o Margin purchases or options other than employee options.

               Non-Mellon Securities - New investments in financial services organizations are prohibited for certain employees only - see page 12.

               Other restrictions are detailed throughout Section One. Read the Policy!
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EXEMPTIONS      Preclearance is NOT required for:
                                ---

                    o Purchases or sales of municipal bonds, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, securities issued by investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.

                    o Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.

                    o Transactions that are non-volitional on the part of an employee (such as stock dividends).

                    o Changes in elections under Mellon's 401(k) Retirement Savings Plan.

                    o An exercise of an employee stock option administered by Human Resources.

                    o Automatic reinvestment of dividends under a DRIP or Automatic Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)

                    o Sales of securities pursuant to tender offers and sales or exercises of "Rights".(see page 8).

QUESTIONS?      (412) 234-1661
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This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

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STANDARDS OF   Because   of  their  particular  responsibilities,  Insider  Risk
CONDUCT FOR    Employees  are  subject  to  preclearance and personal securities
INSIDER RISK   reporting requirements, as discussed below.
EMPLOYEES

               Every Insider Risk Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.


CONFLICT OF    No  employee may engage in or recommend any securities tansaction
INTEREST       that places,  or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL       No  employee may engage in or recommend a securities transaction,
NONPUBLIC      for  his  or  her  own  benefit  or  for  the  benefit of others,
INFORMATION    including  Mellon  or  its  customers, while  in  possession   of
               material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All Insider Risk Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

PERSONAL       Trading  Accounts - All  Insider  Risk  Employees are required to
SECURITIES instruct their broker, trust account manager or other entity TRANSACTIONS through which they have a securities trading account to submit
REPORTS        directly  to  the  Manager  of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Insider Risk Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance.
               An example of an instruction letter to a broker is contained in Exhibit A.

PRECLEARANCE All Insider Risk Employees must notify the Manager of Corporate FOR PERSONAL Compliance in writing and receive preclearance before they engage SECURITIES in any purchase or sale of a security. Insider Risk Employees
TRANSACTIONS   should  refer  to  the  provisions  under  "Beneficial Ownership"
               below, which are applicable to these provisions.

               All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the Manager of Corporate Compliance.

               The Manager of Corporate Compliance will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

               Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Employee. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record.

               As there could be many reasons for preclearance being granted or denied, Insider Risk Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested. Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

                    o    preclearance   requests   should  not  be  made  for  a
                         transaction that the Insider Risk Employee does not intend to make.

                    o preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day.

                    o Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Insider Risk Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                    o Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.


EXEMPTIONS     Preclearance  by Insider  Risk  Employees is not required for the
FROM           following transactions:
REQUIREMENT
TO RECLEAR
                    o Purchases or sales of Exempt Securities (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                    o Purchases or sales of municipal bonds, closed-end mutual funds; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                    o Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be exempted from preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                    o Transactions that are non-volitional on the part of an employee (such as stock dividends);

                    o The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                    o    Changes to elections in the Mellon 401(k) plan;

                    o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                    o Sales of rights acquired from an issuer, as described above; and/or

                    o    Sales effected pursuant to a bona fide tender offer.


GIFTING OF Insider Risk Employees desiring to make a bona fide gift of SECURITIES securities or who receive a bona fide gift, including an
               inheritance,   of   securities   do  not  need  to  preclear  the
               transaction. However, Insider Risk Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Insider Risk
               Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

DRIPS, DPPS    Certain companies with publicly traded securities establish:
AND AIPS

                    o Dividend Reinvestment Plans (DRIPs) - These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                    o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                    o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

               Participation in a DRIP, DPP or AIP is voluntary.

               Insider Risk Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

               Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.

RESTRICTED     The  Manager  of  Corporate  Compliance will maintain a list (the
LIST           "Restricted  List")  of  companies  whose  securities  are deemed
               appropriate  for  implementation  of  trading   restrictions  for
               Insider  Risk   Employees.   The  Restricted  List  will  not  be
               distributed outside of the office of Corporate Compliance. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk Employees from potential violations, or the appearance of violations, of securities laws.
               The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

               To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department/entity heads in which Insider Risk Employees are employed are required to inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads. Although the reasons for inclusion on the Restricted List may vary, they could typically include the following:

                    o    Mellon is involved as a lender,  investor or adviser in
                         a  merger,   acquisition  or  financial   restructuring
                         involving the company;

                    o Mellon is involved as a selling shareholder in a public distribution of the company's securities;

                    o Mellon is involved as an agent in the distribution of the company's securities;

                    o Mellon has received material nonpublic information on the company;

                    o Mellon is considering the exercise of significant creditors' rights against the company; or

                    o    The company is a Mellon borrower in Credit Recovery.

               Department heads of sections in which Insider Risk Employees are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

               The Manager of Corporate Compliance will retain copies of the restricted lists for five years.

CONFIDENTIAL The Manager of Corporate Compliance will use his or her best TREATMENT efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential."
               However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.

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RESTRICTIONS   Employees who engage in transactions  involving Mellon securities
ON             should be aware of their unique  responsibilities with respect to
TRANSACTIONS   such  transactions  arising from the employment  relationship and
IN MELLON      should be sensitive to even the appearance of impropriety.
SECURITIES

               The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of
               1934).

                    o Short Sales - Short sales of Mellon securities by employees are prohibited.

                    o Short Term Trading - Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60 calendar day period.

                    o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                    o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                    o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                    o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON  401(K) For  purposes of the  blackout  period and the short term trading
PLAN rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                    o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                    o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

               Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                    o Employees are not required to preclear any elections or changes made in their 401(k) account.

                    o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                    o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON         Receipt - Your receipt of an employee stock option from Mellon is
EMPLOYEE       not  deemed to be a  purchase  of a  security.  Therefore,  it is
STOCK          exempt from  preclearance  and reporting  requirements,  can take
OPTIONS        place  during  the  blackout  period  and does not  constitute  a purchase for purposes of the 60-day prohibition.

               Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

               "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

               Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


--------------------------------------------------------------------------------
RESTRICTIONS   Purchases  or sales by an employee of the  securities  of issuers
ON             with which Mellon does  business,  or other third party  issuers,
TRANSACTIONS   could  result in  liability  on the part of  employee.  Employees
IN OTHER       should be  sensitive to even the  appearance  of  impropriety  in
SUCH           connection with their personal securities transactions. Employees
SECURITIES     should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

               The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

               The following restrictions apply to all securities transactions by employees:

                    o Credit, Consulting or Advisory Relationship - Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                    o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                    o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                    o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                    o Initial Public Offerings - Insider Risk Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                    o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                    o Private Placements - Insider Risk Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                    o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                    o Short Term Trading - All Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

PROHIBITION    You are  prohibited  from  acquiring  any  security  issued  by a
ON             financial services organization if you are:
INVESTMENTS
IN
SECURITIES
OF FINANCIAL        o  a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS       o  employed in any of the following departments:

                       -  Corporate Strategy & Development
                       -  Legal (Pittsburgh only)
                       -  Finance (Pittsburgh only)

                    o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

               Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:

                       -   Commercial Banks other than       -  Thrifts
                           Mellon                            -  Savings and Loan
                       -   Bank Holding Companies other         Associations
                           than Mellon                       -  Broker/Dealers
                       -   Insurance Companies               -  Transfer Agents
                       -   Investment Advisory Companies     -  Other Depository
                       -   Shareholder Servicing Companies      Institutions

               The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

               Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

               Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

               Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts) are not subject to this prohibition.

               Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


BENEFICIAL The provisions of the Policy apply to transactions in the OWNERSHIP employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                    o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                    o    accounts  of  any  other   member  of  the   employee's
                         household (e.g., a relative living in the same home);

                    o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                    o corporate accounts controlled, directly or indirectly, by the employee;

                    o    arrangements   similar  to  trust   accounts  that  are
                         established  for  bona  fide  financial   purposes  and
                         benefit the employee; and

                    o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON     The provisions  discussed above do not apply to transactions done
EMPLOYEE       under  a bona  fide  employee  benefit  plan  administered  by an
BENEFIT        organization  not  affiliated  with  Mellon and by an employee of
PLANS          that  organization who shares  beneficial  interest with a Mellon employee,  and in the  securities of the employing  organization.
               This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

               The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

--------------------------------------------------------------------------------
PROTECTING As an employee you may receive information about Mellon, its CONFIDENTIAL customers and other parties that, for various reasons, should be INFORMATION treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER        Federal   securities  laws  generally  prohibit  the  trading  of
TRADING        securities   while  in   possession   of   "material   nonpublic"
AND TIPPING    information  regarding  the issuer of those  securities  (insider
LEGAL          trading).   Any  person  who  passes  along  material   nonpublic
PROHIBITIONS   information  upon  which a trade is based  (tipping)  may also be liable.

               Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                    o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                    o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                    o    dividend declarations or changes;

                    o    extraordinary borrowings or liquidity problems;

                    o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                    o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                    o    pending  discoveries  or  developments,   such  as  new
                         products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                    o    a  proposal  or   agreement   concerning   a  financial
                         restructuring;

                    o    a  proposal  to  issue  or  redeem  securities,   or  a
                         development with respect to a pending issuance or redemption of securities;

                    o    a significant expansion or contraction of operations;

                    o information about major contracts or increases or decreases in orders;

                    o the institution of, or a development in, litigation or a regulatory proceeding;

                    o    developments regarding a company's senior management;

                    o information about a company received from a director of that company; and

                    o    information     regarding    a    company's    possible
                         noncompliance with environmental protection laws.

               This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

               "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

               If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.


MELLON'S       Employees  who possess  material  nonpublic  information  about a
POLICY         company--whether that company is Mellon, another Mellon entity, a
               Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

               Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

               Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

               Questions   regarding   Mellon's  policy  on  material  nonpublic
               information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS   As a diversified  financial services  organization,  Mellon faces
ON  THE        unique  challenges in complying with the  prohibitions on insider
FLOW OF        trading  and  tipping of  material  non-public  information,  and
INFORMATION    misuse of  confidential  information.  This is because one Mellon
WITHIN         unit might have material  nonpublic  information  about a company
MELLON         while other Mellon  units may have a desire,  or even a fiduciary
(THE "CHINESE  duty, to buy or sell that company's  securities or recommend such
WALL)          purchases or sales to customers.  To engage in such broad-ranging financial services activities without violating laws or breaching
               Mellon's  fiduciary  duties,  Mellon has  established  a "Chinese
               Wall" policy  applicable  to all  employees.  The "Chinese  Wall"
               separates  the  Mellon  units or  individuals  that are likely to
               receive  material   nonpublic   information   (Potential  Insider
               Functions) from the Mellon units or individuals that either trade in  securities--for  Mellon's  account  or for  the  accounts  of others--or  provide  investment  advice  (Investment  Functions).
               Employees  should refer to CPP 903-2(C) The Chinese Wall.  have a desire,  or even a fiduciary  duty, to buy or sell that company's securities or recommend such purchases or sales to customers.  To
               engage  in  such  broad-ranging   financial  services  activities
               without  violating laws or breaching  Mellon's  fiduciary duties,
               Mellon has established a "Chinese Wall" policy  applicable to all employees.  The  "Chinese  Wall"  separates  the Mellon  units or
               individuals  that  are  likely  to  receive  material   nonpublic
               information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP
               903-2(C) The Chinese Wall.


PERSONAL SECURITIES TRADING PRACTICES






SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES


CONTENTS
                                                                            Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES
               Quick Reference - Investment Employees .......................19
               Standards of Conduct for Investment Employees ................20
                 --Conflict of Interest .....................................20
                 --Material Nonpublic Information ...........................20
                 --Brokers ..................................................20
                 --Personal Securities Transaction Reports ..................20
                 --Preclearance for Personal Securities Transactions ........21
                 --Blackout Policy ..........................................22
                 --Exemptions from Requirement to Preclear ..................22
                 --Gifting of Securities ....................................22
                 --DRIPs, DPPs and AIPs .....................................23
                 --Statement of Securities Accounts and Holdings ............23
                 --Restricted List ..........................................24
                 --Confidential Treatment ...................................24
               Restrictions on Transactions in Mellon Securities ............24
                 --Mellon 401(k) Plan .......................................25
                 --Mellon Employee Stock Options ............................26
               Restrictions on Transactions in Other Securities .............26
                 --Prohibition on Investments in Securities of
                   Financial Services Organizations .........................27
               Beneficial Ownership .........................................28
               Non-Mellon Employee Benefit Plans ............................28
               Protecting Confidential Information ..........................29
                 --Insider Trading and Tipping ..............................29
                 --The "Chinese Wall" .......................................30
               Special Procedures for Access Decision Makers ................30

GLOSSARY       Definitions ..................................................43

               Exhibit A - Sample Letter to Broker ..........................49


QUICK REFERENCE - INVESTMENT EMPLOYEES
-----------------------------------------------------------------------------
SOME THINGS    1.   Statement  of  Accounts  and  Holdings  -  Provide  to  your
YOU MUST DO         Preclearance   Compliance   Officer  a   statement   of  all
                    securities accounts and holdings within 10 days of becoming an Investment Employee, and again annually on request.

               2. Duplicate Statements & Confirmations - Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:

                    o    Trade confirmations summarizing each transaction

                    o    Periodic statements

               Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

               3. Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:

                    o delivering or faxing the request to the designated Preclearance Compliance Officer, or
                    o    contacting  the  designated   Preclearance   Compliance
                         Officer for other available notification options.

               Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade must be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

               4.   Special Approvals

                    o Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head, the Manager of Corporate Compliance and the designated Preclearance Compliance Officer.
                    o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

-----------------------------------------------------------------------------
SOME THINGS    Mellon   Securities -   The   following  transactions  in  Mellon
YOU MUST NOT   securities are prohibited for all Mellon Employees:
DO
                    o    Short sales
                    o Purchasing and selling or selling and purchasing within 60 days
                    o Purchasing or selling during a blackout period o Margin purchases or options other than employee options.

               Non-Mellon Securities

                    o Purchasing and selling or selling and purchasing within 60 days is discouraged, and any profits must be disgorged.
                    o New investments in financial services organizations are prohibited for certain employees only - see page 27.

               Other restrictions are detailed throughout Section Two. Read the Policy!

--------------------------------------------------------------------------------
EXEMPTIONS Preclearance is NOT required for:

                    o Purchases or sales of high quality short-term debt instruments, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, open-end mutual funds, non-affiliated closed-end investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.)

                    o Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.

                    o Transactions that are non-volitional on the part of an employee (such as stock dividends).

                    o Changes in elections under Mellon's 401(k) Retirement Savings Plan.

                    o An exercise of an employee stock option administered by Human Resources.

                    o Automatic reinvestment of dividends under a DRIP or Automatic Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.

                    o Sales of securities pursuant to tender offers and sales or exercises of "Rights".(see page 22).
--------------------------------------------------------------------------------
QUESTIONS? Contact your designated Preclearance Compliance Officer. If you don't know who that is, call 412-234-1661
--------------------------------------------------------------------------------

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

--------------------------------------------------------------------------------

STANDARDS OF   Because   of  their   particular   responsibilities,   Investment
CONDUCT FOR    Employees  are subject to  preclearance  and personal  securities
INVESTMENT     reporting requirements, as discussed below.
EMPLOYEES

               Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF    No employee may engage in or recommend any securities transaction
INTEREST       that places,  or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL       No  employee  may divulge the  current  portfolio  positions,  or
NONPUBLIC current or anticipated portfolio transactions, programs or INFORMATION studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

               No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All Investment Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

PERSONAL       Statements  &  Confirmations  -  All  Investment   Employees  are
SECURITIES required to instruct their broker, trust account manager or other TRANSACTIONS entity through which they have a securities trading account to
REPORTS        submit  directly  to  the  Manager  of  Corporate  Compliance  or designated  Preclearance  Compliance  Officer copies of all trade confirmations  and  statements  relating to each account of which
               they  are  a  beneficial   owner  regardless  of  what,  if  any,
               securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Investment Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance or designated Preclearance Compliance Officer. Exhibit A is an example of an instruction letter to a broker.

               Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.


PRECLEARANCE All Investment Employees must notify the designated Preclearance FOR PERSONAL Compliance Officer in writing and receive preclearance before SECURITIES they engage in any purchase or sale of a security for their own TRANSACTIONS accounts. Investment Employees should refer to the provisions under "Beneficial Ownership" below, which are applicable to these provisions.

               All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

               The designated Preclearance Compliance Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

               Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The Investment Employee should retain a copy of this written record.

               As there could be many reasons for preclearance being granted or denied, Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

               Although making a preclearance request does not obligate an Investment Employee to do the transaction, it should be noted that:

                    o    Preclearance   requests   should  not  be  made  for  a
                         transaction that the Investment Employee does not intend to make.

                    o The order for a transaction must be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade close of business on the next business day, at which time the preclearance authorization will expire.

                    o Investment Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Investment Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                    o Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

BLACKOUT       Except  as  described  below,   Investment   Employees  will  not
POLICY         generally  be given  clearance  to execute a  transaction  in any security that is on the restricted list maintained by their Preclearance Compliance Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

               Exceptions - Regardless of any restrictions above, Investment Employees will generally be given clearance to execute the following transactions:

                    o Purchase or sale of up to $50,000 of securities of the top 200 issuers on the Russell list of largest publicly traded companies.

                    o Purchase or sale of up to the greater of 100 shares or $10,000 of securities ranked 201 to 500 on the Russell list of largest publicly traded companies.

               The Investment Employee is limited to two such trades in the securities of any one issuer in any calendar month.

EXEMPTIONS     Preclearance is not required for the following transactions:
FROM
REQUIREMENT TO      o    Purchases  or  sales  of  Exempt   Securities   (direct
                         PRECLEAR  obligations  of the  government of the United
                         States;   high  quality  short-term  debt  instruments;
                         bankers' acceptances; CDs; commercial paper; repurchase
                         agreements;   and   securities   issued   by   open-end
                         investment companies);

                    o Purchases or sales of non-affiliated closed-end investment companies; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                    o Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                    o Transactions that are non-volitional on the part of an employee (such as stock dividends);

                    o The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                    o    Changes to elections in the Mellon 401(k) plan;

                    o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                    o Sales of rights acquired from an issuer, as described above; and/or

                    o    Sales effected pursuant to a bona fide tender offer.

GIFTING OF     Investment  Employees  desiring  to  make a  bona  fide  gift  of
SECURITIES     securities  or who receive a bona fide gift of  securities do not need to preclear the transaction. However, Investment Employees must report such bona fide gifts to the Manager of Corporate
               Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following information:
               the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An
               Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

DRIPS, DPPS    Certain companies with publicly traded securities establish:
AND AIPS

                    o Dividend Reinvestment Plans (DRIPs) - These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                    o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                    o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

               Participation in a DRIP, DPP or AIP is voluntary.

               Investment Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

               Investment Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.


STATEMENT OF   Within  ten  days of receiving this Policy and on an annual basis
SECURITIES     thereafter,  all  Investment Employees must submit to the Manager
ACCOUNTS AND   of Corporate Compliance:
HOLDINGS

                    o a listing of all securities trading accounts in which the employee has a beneficial interest.

                    o a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary.

               The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with this Policy.


RESTRICTED     LIST  Each  Preclearance  Compliance Officer will maintain a list
               (the "Restricted  List") of companies whose securities are deemed
               appropriate  for  implementation  of  trading   restrictions  for
               Investment Employees in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

               The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

CONFIDENTIAL The Manager of Corporate Compliance and/or Preclearance TREATMENT Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from Investment Employees are also available for inspection by the boards of directors of 40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.

--------------------------------------------------------------------------------

RESTRICTIONS   Investment Employees who engage in transactions  involving Mellon
ON             securities should be aware of their unique  responsibilities with
TRANSACTIONS respect to such transactions arising from the employment IN MELLON relationship and should be sensitive to even the appearance of
SECURITIES     impropriety.


               The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of
               1934). o Short Sales - Short sales of Mellon securities by employees are prohibited.

                    o Short Term Trading - Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanction, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                    o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                    o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                    o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                    o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON 401(K)  For  purposes of the  blackout  period and the short term trading
PLAN rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                    o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                    o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                    - with respect to Investment Employees, any profits realized on short term changes in the 401(k) will not have to be disgorged.

                    - changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

               Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                    o Employees are not required to preclear any elections or changes made in their 401(k) account.

                    o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                    o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON         Receipt - Your receipt of an employee stock option from Mellon is
EMPLOYEE       not  deemed to be a  purchase  of a  security.  Therefore,  it is
STOCK          exempt from  preclearance  and reporting  requirements,  can take
OPTIONS        place  during  the  blackout  period  and does not  constitute  a purchase for purposes of the 60-day prohibition.

               Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

               "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

               Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

--------------------------------------------------------------------------------

RESTRICTIONS   Purchases  or sales by an employee of the  securities  of issuers
ON             with which Mellon does  business,  or other third party  issuers,
TRANSACTIONS   could result in liability on the part of such employee. Employees
IN OTHER       should be  sensitive to even the  appearance  of  impropriety  in
SECURITIES     connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

               The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

               The following restrictions apply to all securities transactions by employees:

                    o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                    o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                    o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                    o Initial Public Offerings - Investment Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                    o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                    o Private Placements - Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance, the designated Preclearance Compliance Officer and the Investment Employee's department head. Approval must be given by all three persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                    o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                    o Short Term Trading - All Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. With respect to Investment Employees, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.

PROHIBITION    You are  prohibited  from  acquiring  any  security  issued  by a
ON             financial services organization if you are:
INVESTMENTS
IN
SECURITIES
OF FINANCIAL       o     a member of the Mellon Senior Management Committee.
SERVICES           o     employed in any of the following departments:
ORGANIZATIONS
                         -   Corporate Strategy & Development
                         -   Legal (Pittsburgh only)
                         -   Finance (Pittsburgh only)

                    o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

               Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:

                         -  Commercial Banks other         -    Thrifts
                            than Mellon                    -    Savings and Loan
                         -  Bank Holding Companies              Associations
                            other than Mellon              -    Broker/Dealers
                         -  Insurance Companies            -    Transfer Agents
                         -  Investment Advisory            -    Other Depository
                            Companies                           Institutions
                         -  Shareholder Servicing
                            Companies

               The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

               Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

               Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

               Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

               Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

BENEFICIAL The provisions of the Policy apply to transactions in the OWNERSHIP employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                    o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                    o    accounts  of  any  other   member  of  the   employee's
                         household (e.g., a relative living in the same home);

                    o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                    o corporate accounts controlled, directly or indirectly, by the employee;

                    o    arrangements   similar  to  trust   accounts  that  are
                         established  for  bona  fide  financial   purposes  and
                         benefit the employee; and

                    o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON     The provisions  discussed above do not apply to transactions done
EMPLOYEE       under  a bona  fide  employee  benefit  plan  administered  by an
BENEFIT PLANS  organization  not  affiliated  with  Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization.
               This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

               The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

--------------------------------------------------------------------------------

PROTECTING As an employee you may receive information about Mellon, its CONFIDENTIAL customers and other parties that, for various reasons, should be INFORMATION treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER        Federal   securities  laws  generally  prohibit  the  trading  of
TRADING AND    securities   while  in   possession   of   "material   nonpublic"
TIPPING        information  regarding  the issuer of those  securities  (insider
LEGAL          trading).   Any  person  who  passes  along  material   nonpublic
PROHIBITIONS   information  upon  which a trade is based  (tipping)  may also be liable.

               Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                    o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                    o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                    o    dividend declarations or changes;

                    o    extraordinary borrowings or liquidity problems;

                    o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                    o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                    o    pending  discoveries  or  developments,   such  as  new
                         products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                    o    a  proposal  or   agreement   concerning   a  financial
                         restructuring;

                    o    a  proposal  to  issue  or  redeem  securities,   or  a
                         development with respect to a pending issuance or redemption of securities;

                    o    a significant expansion or contraction of operations;

                    o information about major contracts or increases or decreases in orders;

                    o the institution of, or a development in, litigation or a regulatory proceeding;

                    o    developments regarding a company's senior management;

                    o information about a company received from a director of that company; and

                    o    information     regarding    a    company's    possible
                         noncompliance with environmental protection laws.

               This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

               "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

               If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S       Employees  who possess  material  nonpublic  information  about a
POLICY         company--whether that company is Mellon, another Mellon entity, a
               Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

               Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

               Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

               Questions   regarding   Mellon's  policy  on  material  nonpublic
               information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS As a diversified financial services organization, Mellon faces ON THE FLOW OF unique challenges in complying with the prohibitions on insider INFORMATION trading and tipping of material non-public information, and WITHIN MELLON misuse of confidential information. This is because one Mellon (THE "CHINESE unit might have material nonpublic information about a company
WALL")         while other Mellon  units may have a desire,  or even a fiduciary duty, to buy or sell that company's  securities or recommend such purchases or sales to customers.  To engage in such broad-ranging financial services activities without violating laws or breaching
               Mellon's  fiduciary  duties,  Mellon has  established  a "Chinese
               Wall" policy  applicable  to all  employees.  The "Chinese  Wall"
               separates  the  Mellon  units or  individuals  that are likely to
               receive  material   nonpublic   information   (Potential  Insider
               Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions).
               Employees should refer to CPP 903-2(C) The Chinese Wall.

--------------------------------------------------------------------------------

SPECIAL        Certain Portfolio Managers and Research Analysts in the fiduciary
PROCEDURES FOR businesses have been designated as Access Decision Makers and are
ACCESS         subject  to  additional  procedures  which  are  discussed  in  a
DECISION       separate  edition of the Securities  Trading Policy.  If you have
MAKERS         reason  to  believe  that you may be an  Access  Decision  Maker,
               contact  your  supervisor,   designated  Preclearance  Compliance
               Officer or the Manager of Corporate Compliance.



PERSONAL SECURITIES TRADING PRACTICES




SECTION THREE - APPLICABLE TO OTHER EMPLOYEES





CONTENTS
                                                                            Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION THREE - APPLICABLE TO OTHER EMPLOYEES
               Quick Reference - Other Employees ..........................33
               Standards of Conduct .......................................34
                    --Conflict of Interest ................................34
                    --Material Nonpublic Information ......................34
                    --Brokers .............................................34
                    --Personal Securities Transaction Reports .............34
                    --Brokerage Account Statements ........................34
                    --Confidential Treatment ..............................34
               Restrictions on Transactions in Mellon Securities ..........35
                    --Mellon 401(k) Plan ..................................36
                    --Mellon Employee Stock Options .......................36
               Restrictions on Transactions in Other Securities ...........37
                    --Prohibition on Investments in Securities of .........38
                        Financial Services Organizations
               Beneficial Ownership .......................................39
               Non-Mellon Employee Benefit Plans ..........................39
               Protecting Confidential Information ........................39
                    --Insider Trading and Tipping .........................39
                    --The "Chinese Wall" ..................................41

GLOSSARY       Definitions ................................................43

               Exhibit A - Sample Letter to Broker ........................49



QUICK REFERENCE - OTHER EMPLOYEES

--------------------------------------------------------------------------------
SOME           o    If you buy or sell Mellon Financial  Corporation  securities
THINGS              you must  provide  a report  of the  trade and a copy of the
YOU                 broker  confirmation  within 10 days of  transaction  to the
MUST DO             Manager of Corporate Compliance, AIM 151-4340. This does not apply to the exercise of employee stock options, or changes in elections under Mellon's 401(k) Retirement Savings Plan.

               o If you want to purchase any security in a Private Placement you must first obtain the approval of your Department/Entity head and the Manager of Corporate Compliance. Contact the Manager of Corporate Compliance at 412-234-0810.

               o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

               o For Employees who are subject to the prohibition on new investments in financial services organizations (certain employees only - see page 38), broker must send directly to MANAGER OF CORPORATE COMPLIANCE, MELLON BANK, PO BOX 3130, PITTSBURGH, PA 15230-3130: o Broker trade confirmations summarizing each transaction o Periodic statements Exhibit A can be used to notify your broker of all accounts for which your broker will be responsible for sending duplicate confirmations and statements.

--------------------------------------------------------------------------------
SOME THINGS    Mellon   Securities  -  The  following   transactions  in  Mellon
YOU            securities are prohibited for all Mellon employees:
MUST NOT DO

                  o     Short sales
                  o     Purchasing and selling or selling and
                        purchasing within 60 days
                  o     Purchasing or selling during a blackout period
                  o     Margin purchases or options other than
                        employee options.

                  Non-Mellon Securities

                  o New investments in financial services organizations (certain employees only - see page 38.)

               Other restrictions are detailed throughout Section Three. Read the Policy! =

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QUESTIONS?        (412) 234-1661
--------------------------------------------------------------------------------

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

--------------------------------------------------------------------------------

STANDARDS OF Every Other Employee must follow these procedures or risk serious CONDUCT FOR sanctions, including dismissal. If you have any questions about
OTHER          these  procedures  you should  consult the  Manager of  Corporate
EMPLOYEES      Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.


CONFLICT OF    No employee may engage in or recommend any securities transaction
INTEREST       that places,  or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL       No employee may engage in or recommend a securities  transaction,
NONPUBLIC      for  his  or her  own  benefit  or for  the  benefit  of  others,
INFORMATION    including  Mellon  or  its  customers,  while  in  possession  of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account.

PERSONAL       Other  Employees  must  report  in  writing  to  the  Manager  of
SECURITIES Corporate Compliance within ten calendar days whenever they TRANSACTIONS purchase or sell Mellon securities. Purchases and sales include
REPORTS        optional cash purchases under Mellon's Dividend  Reinvestment and
               Common Stock Purchase Plan (the "Mellon DRIP").

               It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.

BROKERAGE      Certain  Other  Employees  are  subject  to  the  restriction  on
ACCOUNT        investments in financial services  organizations and are required
STATEMENTS     to  instruct  their  brokers  to  send  statements   directly  to
               Corporate Compliance. See page 38.

               An example of an instruction letter to a broker is contained in Exhibit A.

CONFIDENTIAL The Manager of Corporate Compliance will use his or her best TREATMENT efforts to assure that all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.

--------------------------------------------------------------------------------

RESTRICTIONS   Employees who engage in transactions  involving Mellon securities
ON             should be aware of their unique  responsibilities with respect to
TRANSACTIONS   such  transactions  arising from the employment  relationship and
IN MELLON      should be sensitive to even the appearance of impropriety.
SECURITIES

               The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be expected to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of
               1934). o Short Sales - Short sales of Mellon securities by employees are prohibited.

                    o Short Term Trading - Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period.

                    o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                    o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                    o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                    o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON 401(K)  For  purposes  of the  blackout  period  and the short  term PLAN trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                    o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                    o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

               Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                    o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                    o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON         Receipt - Your receipt of an employee stock option from Mellon is
EMPLOYEE STOCK not  deemed to be a  purchase  of a  security.  Therefore,  it is
OPTIONS        exempt from  reporting  requirements,  can take place  during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

               Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

               "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

               Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

-----------------------------------------------------------------------------
RESTRICTIONS Purchases or sales by an employee of the securities of issuers ON with which Mellon does business, or other third party issuers, could result TRANSACTIONS in liability on the part of such employee. Employees should be
IN OTHER       sensitive to even the  appearance  of  impropriety  in connection
SECURITIES     with their personal  securities  transactions.  Employees  should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

               The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

               The following restrictions apply to all securities transactions by employees:

                    o Credit, Consulting or Advisory Relationship - Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                    o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                    o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                    o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                    o Initial Public Offerings - Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                    o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                    o Private Placements - Other Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                    o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                    o Short Term Trading - Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

PROHIBITION    You are  prohibited  from  acquiring  any  security  issued  by a
ON             financial services organization if you are:
INVESTMENTS
IN SECURITIES       o    a member of the  Mellon  Senior  Management  Committee.
OF FINANCIAL             SERVICES
ORGANIZATIONS
                    o    employed in any of the following departments:


                         - Corporate Strategy & Development
                         - Legal (Pittsburgh only)
                         - Finance (Pittsburgh only)

                    o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

               Brokerage Accounts - All employees subject to this restriction on investments in financial services organizations are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account has no reportable securities traded in it, the employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is contained in Exhibit A.

               Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:

                         - Commercial Banks other         -  Thrifts
                           than Mellon                    -  Savings and Loan
                         - Bank Holding Companies            Associations
                           other than Mellon              -  Broker/Dealers
                         - Insurance Companies            -  Transfer Agents
                         - Investment Advisory            -  Other Depository
                           Companies                         Institutions
                         - Shareholder Servicing
                           Companies

               The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

               Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

               Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

               Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

               Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


BENEFICIAL The provisions of the Policy apply to transactions in the OWNERSHIP employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                    o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                    o    accounts  of  any  other   member  of  the   employee's
                         household (e.g., a relative living in the same home);

                    o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                    o corporate accounts controlled, directly or indirectly, by the employee;

                    o    arrangements   similar  to  trust   accounts  that  are
                         established  for  bona  fide  financial   purposes  and
                         benefit the employee; and

                    o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON     The provisions  discussed above do not apply to transactions done
EMPLOYEE       under  a  bona  fide  employee   benefit  plan   administered  an
BENEFIT        organization  not  affiliated  with  Mellon and by an employee of
PLANS by       that  organization who shares  beneficial  interest with a Mellon employee,  and in the  securities of the employing  organization.
               This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

               The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

--------------------------------------------------------------------------------

PROTECTING As an employee you may receive information about Mellon, its CONFIDENTIAL customers and other parties that, for various reasons, should be INFORMATION treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER        Federal   securities  laws  generally  prohibit  the  trading  of
TRADING AND    securities   while  in   possession   of   "material   nonpublic"
TIPPING        information  regarding  the issuer of those  securities  (insider
LEGAL          trading).   Any  person  who  passes  along  material   nonpublic
PROHIBITIONS   information  upon  which a trade is based  (tipping)  may also be liable.

               Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                    o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                    o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                    o    dividend declarations or changes;

                    o    extraordinary borrowings or liquidity problems;

                    o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                    o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                    o    pending  discoveries  or  developments,   such  as  new
                         products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                    o    a  proposal  or   agreement   concerning   a  financial
                         restructuring;

                    o    a  proposal  to  issue  or  redeem  securities,   or  a
                         development with respect to a pending issuance or redemption of securities;

                    o    a significant expansion or contraction of operations;

                    o information about major contracts or increases or decreases in orders;

                    o the institution of, or a development in, litigation or a regulatory proceeding;

                    o    developments regarding a company's senior management;

                    o information about a company received from a director of that company; and

                    o    information     regarding    a    company's    possible
                         noncompliance with environmental protection laws.

               This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

               "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

               If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S       Employees  who possess  material  nonpublic  information  about a
POLICY         company--whether that company is Mellon, another Mellon entity, a
               Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

               Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

               Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

               Questions   regarding   Mellon's  policy  on  material  nonpublic
               information, or specific information that might be subject to it, should be referred to the General Counsel.

RESTRICTIONS As a diversified financial services organization, Mellon faces ON THE FLOW OF unique challenges in complying with the prohibitions on insider INFORMATION trading and tipping of material non-public information, and WITHIN MELLON misuse of confidential information. This is because one Mellon (THE "CHINESE unit might have material nonpublic information about a company
WALL")         while other Mellon  units may have a desire,  or even a fiduciary duty, to buy or sell that company's  securities or recommend such purchases or sales to customers.  To engage in such broad-ranging financial services activities without violating laws or breaching
               Mellon's  fiduciary  duties,  Mellon has  established  a "Chinese
               Wall" policy  applicable  to all  employees.  The "Chinese  Wall"
               separates  the  Mellon  units or  individuals  that are likely to
               receive  material   nonpublic   information   (Potential  Insider
               Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions).
               Employees should refer to CPP 903-2(C) The Chinese Wall.

-----------------------------------------------------------------------------
GLOSSARY

DEFINITIONS    o    40-ACT  ENTITY  -  A  Mellon  entity  registered  under  the
                    Investment Company Act and/or the Investment Advisers Act of
                    1940

               o ACCESS DECISION MAKER - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

               o    ACCESS   PERSON  -  As  defined  by  Rule  17j-1  under  the
                    Investment Company Act of 1940, "access person" means:

                    (A) With respect to a registered investment company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition
                         below),  of  such  investment   company  or  investment
                         adviser;

                    (B) With respect to a principal underwriter, any director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

                    (C) Notwithstanding the provisions of paragraph (A) hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

                    (D) An investment adviser is "primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.

               o ADVISORY PERSON of a registered investment company or an investment adviser thereof means:

                    (A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

                    (B) Any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

               o    APPROVAL   -   written   consent   or   written   notice  of
                    non-objection.

               o BENEFICIAL OWNERSHIP - The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of each employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                    Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                    Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or the relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                    In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership  of such  security  at any time  (within  60 days)
                    including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

                    With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                    To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                    Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                    The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.

               o "CHINESE WALL" POLICY - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

               o DIRECT FAMILY RELATION - employee's husband, wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

               o    DISCRETIONARY  TRADING  ACCOUNT - an account  over which the
                    employee  has  no  direct  or  indirect   control  over  the
                    investment decision making process.

               o EMPLOYEE - any employee of Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees

               o    EXEMPT SECURITIES - Exempt Securities are defined as:

                    - direct obligations of the government of the United
                      States;

                    - high quality short-term debt instruments;

                    - bankers' acceptances;

                    - bank certificates of deposit and time deposits;

                    - commercial paper;

                    - repurchase agreements;

                    - securities issued by open-end investment companies;

               o    FAMILY RELATION - see direct family relation.

               o GENERAL COUNSEL - General Counsel of Mellon Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

               o    INDEX FUND - an  investment  company  or  managed  portfolio
                    which  contains   securities  of  an  index  in  proportions
                    designed to replicate the return of the index.

               o INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

               o INVESTMENT CLUB - is a membership organization where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

               o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

               o INVESTMENT ETHICS COMMITTEE is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

                      President and Chief Investment Officer of The Dreyfus Corporation (Committee Chair)
                      General Counsel, Mellon Financial Corporation
                      Chief Risk Management Officer, Mellon Trust
                      Manager of Corporate Compliance, Mellon Financial Corporation
                      Corporate Chief Auditor, Mellon Financial Corporation Chief Investment Officer, Mellon Private Asset Management Executive Officer of a Mellon investment adviser (rotating membership)

                    The Committee  has  oversight of issues  related to personal
                    securities   trading  and  investment   activity  by  Access
                    Decision Makers.

               o MANAGER OF CORPORATE COMPLIANCE - the employee within the Audit and Risk Review Department of Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

               o MELLON - Mellon Financial Corporation and all of its direct and indirect subsidiaries.

               o OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                    Call Options

                    If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.

                    If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

                    Put Options

                    If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.

                    If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.


                    Below is a table describing the above:

                             ------------------------------------------------
                                            Transaction Type
                             ------------------------------------------------
                    ---------------------------------------------------------
                    Option             Buy                     Sale
                    Type
                    ---------------------------------------------------------
                      Put       Sale of Underlying         Purchase of
                                     Security          Underlying Security
                    ---------------------------------------------------------
                      Call    Purchase of Underlying    Sale of Underlying
                                     Security                Security
                    ---------------------------------------------------------

               o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

               o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

               o    SENIOR   MANAGEMENT   COMMITTEE  -  the  Senior   Management
                    Committee of Mellon Financial Corporation.

               o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.


                                 EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER

Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith & Mary Smith
     Account No. xxxxxxxxxxxx


In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


      Manager, Corporate Compliance          Preclearance Compliance Officer
      Mellon Bank                       or   (obtain address from your
      PO Box 3130 Pittsburgh, PA             designated Preclearance
      15230-3130                             Compliance Officer)

Thank you for your cooperation in this request.


Sincerely yours,



Employee


cc:  Manager, Corporate Compliance (151-4340) or Preclearance Compliance Officer




                                             MELLON





SECURITIES TRADING POLICY


ACCESS DECISION MAKER EDITION





QUICK REFERENCE - ACCESS DECISION MAKERS
-----------------------------------------------------------------------------
SOME THINGS    1.   Statement  of  Holdings  -  Provide  to  your   Preclearance
YOU MUST DO         Compliance  Officer a statement of all  securities  holdings within 10 days of becoming an ADM, and within 30 days after every quarter-end thereafter.

               2. Duplicate Statements & Confirmations - Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:

                    o    Trade confirmations summarizing each transaction
                    o    Periodic statements

               Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

               3. Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:

                    o delivering or faxing the request to the designated Preclearance Compliance Officer, or
                    o    contacting  the  designated   Preclearance   Compliance
                         Officer for other available notification options.

               Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade must be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

               4. Contemporaneous Disclosure - ADMs must obtain written authorization from the ADM's CIO or other Investment Ethics Committee designee prior to making or acting upon a portfolio recommendation in a security which they own personally.

               5. Private Placements - Purchases must be precleared by the Investment Ethics Committee. Prior holdings must be approved by the Investment Ethics Committee within 90 days of becoming an ADM. To initiate preclearance or approval, contact the Manager of Corporate Compliance.

               6. IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

               7. Micro-Cap Securities - MCADMs are prohibited from purchasing any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition unless approved by the Investment Ethics Committee. MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to trading any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of trade. Any prior holding of such securities must be approved by the CIO.

--------------------------------------------------------------------------------

SOME THINGS    Mellon   Securities  -  The  following   transactions  in  Mellon
YOU MUST       securities are prohibited for all Mellon employees:
NOT DO

                    o    Short sales

                    o Purchasing and selling or selling and purchasing within 60 days

                    o Purchasing or selling during a blackout period o Margin purchases or options other than employee options.

               Non-Mellon Securities

                    o    Portfolio      Managers     are     prohibited     from
                         purchasing/selling 7 days before or after a fund or other advised account transaction.

                    o For all ADMs, purchasing and selling or selling and purchasing the same or equivalent security within 60 days is discouraged, and any profits must be disgorged. Other restrictions are detailed throughout the Policy. Read the Policy!

--------------------------------------------------------------------------------

EXEMPTIONS     Preclearance   is  NOT  required  for  certain   other  types  of
               transactions,   and   transactions  in  certain  other  types  of
               securities. See pages 6 & 7.

--------------------------------------------------------------------------------

QUESTIONS?     Contact your designated  Preclearance  Compliance Officer. If you don't know who that is, call 412-234-1661

-----------------------------------------------------------------------------

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.


Dear Colleague:


At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.

This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's SECURITIES TRADING POLICY. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the POLICY and consult it whenever you are unsure about appropriate actions. If you have seen the POLICY previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the POLICY can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,


Martin G. McGuinn




Questions Concerning the Securities Trading Policy?
Contact Corporate Compliance, (412) 234-1661
AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001



CONTENTS

                                                                            PAGE
INTRODUCTION .................................................................1

               Purpose .......................................................1

CLASSIFICATION OF EMPLOYEES ..................................................2

               The Investment Ethics Committee ...............................2

PERSONAL SECURITIES TRADING PRACTICES ........................................3

               Standards of Conduct for Access Decision Makers ...............3
                   Conflict of Interest ......................................3
                   Material Nonpublic Information ............................3
                   Brokers ...................................................3
                   Personal Securities Transaction Reports ...................3
                   Statement of Securities Accounts and Holdings .............4
                   Quarterly Reporting .......................................4
                   Preclearance for Personal Securities Transactions .........4
                   Contemporaneous Disclosure ................................5
                   Blackout Policy ...........................................6
                   Exemptions from Requirement to Preclear ...................6
                   Gifting of Securities .....................................7
                   DRIPs, DPPs, and AIPs .....................................7
                   Restricted List ...........................................7
                   Confidential Treatment ....................................8
               Restrictions on Transactions in Mellon Securities .............9
                   Mellon 401(k) Plan ........................................9
                   Mellon Employee Stock Options ............................10
               Restrictions on Transactions in Other Securities .............11
                   Initial Public Offerings .................................11
                   Micro-Cap Securities .....................................11
                   Private Placements .......................................12
                   Prohibition on Investments in Securities of
                   Financial Services Organizations .........................13
                   Beneficial Ownership .....................................14
                   Non-Mellon Employee Benefit Plans ........................14
               Protecting Confidential Information ..........................15
                   Insider Trading and Tipping - Legal Prohibitions .........15
                   Insider Trading and Tipping - Mellon's Policy ............16
                   The "Chinese Wall" .......................................16

GLOSSARY       Definitions ..................................................17

               Exhibit A - Sample Letter to Broker ..........................23


-----------------------------------------------------------------------------
INTRODUCTION   The  SECURITIES  TRADING  POLICY  (the  "Policy")  is designed to reinforce Mellon Financial Corporation's  ("Mellon's") reputation for integrity by avoiding even the  appearance of  impropriety in
               the  conduct  of  Mellon's   business.   The  Policy  sets  forth
               procedures and limitations which govern the personal securities transactions of every Mellon Employee.

               Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

               Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

               Employees   outside  the  United   States  are  also  subject  to
               applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

               Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit and Risk Review Department.

               Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.

SPECIAL EDITION This edition of the SECURITIES TRADING POLICY has been prepared especially for Access Decision Makers. If you believe you are not an Access Decision Maker, please contact your supervisor, designated Preclearance Compliance Officer or the Manager of Corporate Compliance to obtain the standard edition of the Policy.

PURPOSE It is imperative that Mellon and its affiliates avoid even the appearance of a conflict between the personal securities trading of its employees and its fiduciary duties to investment companies and managed account clients. Potential conflicts of interest are most acute with respect to personal securities trading by those employees most responsible for directing managed fund and account trades: portfolio managers and research analysts. In order to avoid even the appearance of impropriety, an Investment Ethics Committee has been formed. The Committee, in turn, has established the following practices which apply to Access Decision Makers. These practices do not limit the authority of any Mellon affiliate to impose additional restrictions or limitations.

-----------------------------------------------------------------------------
CLASSIFICATION Employees are engaged in a wide variety of activities for Mellon. OF EMPLOYEES In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist the employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one or both of the following categories: Access
               Decision Maker and Micro-Cap Access Decision Maker. Appropriate requirements and limitations are specified in the Policy based upon the employee's classification.

               The Investment Ethics Committee will determine the classification of each employee based on the following guidelines.

ACCESS         A person  designated as such by the Investment  Ethics Committee.
DECISION       Generally,  this will be portfolio managers and research analysts
MAKER (ADM)    who make  recommendations or decisions  regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. Portfolio managers in Mellon Private Capital Management are generally ADMs;
               other personal trust officers are generally not ADMs unless the investment discretion they exercise warrants ADM designation.
               Traders are not ADMs. Portfolio managers of funds which are limited to replicating an index are not ADMs.

MICRO-CAP      An ADM  designated as such by the  Investment  Ethics  Committee.
ACCESS         Generally,   this  will  be  ADMs  who  make  recommendations  or
DECISION       decisions  regarding  the  purchase or sale of any security of an
MAKERS MCADM)  issuer with a common  equity  market  capitalization  equal to or less than two-hundred fifty million dollars.

               MCADMs are also ADMs.

CONSULTANTS, Managers should inform consultants, independent contractors and INDEPENDENT temporary employees of the general provisions of the Policy (such CONTRACTORS as the prohibition on trading while in possession of material
AND            nonpublic  information),  but generally they will not be required
TEMPORARY to preclear trades or report their personal securities holdings. EMPLOYEES If one of these persons would be considered an ADM if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

THE INVESTMENT The Investment Ethics Committee is composed of investment, legal,
ETHICS         compliance,  and audit management  representatives  of Mellon and
COMMITTEE      its affiliates.

               The chief executive officer, senior investment officer and the Preclearance Compliance Officer at each Mellon investment affiliate, working together, will be designees of the Investment Ethics Committee. The Investment Ethics Committee will meet periodically to review the actions taken by its designees and to consider issues related to personal securities trading and investment activity by ADMs.

Personal Securities Trading Practices
--------------------------------------------------------------------------------

STANDARDS OF   Because of their particular responsibilities, ADMs are subject to
CONDUCT FOR    preclearance and personal securities reporting  requirements,  as
ACCESS         discussed below.
DECISION
MAKERS

               Every ADM must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance or your Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF    No employee may engage in or recommend any securities transaction
INTEREST       that places,  or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL       No  employee  may divulge the  current  portfolio  positions,  or
NONPUBLIC current or anticipated portfolio transactions, programs or INFORMATION studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

               No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All ADMs are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

PERSONAL       Statements  &  Confirmations  - All ADMs are required to instruct
SECURITIES their broker, trust account manager or other entity through which TRANSACTIONS they have a securities trading account to submit directly to the
REPORTS        Manager  of  Corporate  Compliance  or  designated   Preclearance
               Compliance   Officer  copies  of  all  trade   confirmations  and
               statements   relating  to  each  account  of  which  they  are  a
               beneficial  owner  regardless  of what,  if any,  securities  are maintained  in such  accounts.  Thus,  for  example,  even if the brokerage  account  contains  only mutual  funds or other  Exempt
               Securities  as  that  term is  defined  in the  glossary  and the account has the capability to have reportable  securities  traded in it, the ADM  maintaining  such an  account  must  arrange  for duplicate account  statements and trade  confirmations to be sent
               by  the  broker  to  the  Manager  of  Corporate   Compliance  or
               designated Preclearance Compliance Officer. Exhibit A is an example of an instruction letter to a broker.

               Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.

STATEMENT OF   Within  ten  days  of  becoming  an ADM  and on an  annual  basis
SECURITIES     thereafter, all ADMs must submit to their designated Preclearance
ACCOUNTS       Compliance Officer:
AND HOLDINGS

                    o a listing of all securities trading accounts in which the employee has a beneficial interest.

                    o a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities.

               The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the ADM has read and complied with this Policy.

QUARTERLY ADMs are required to submit quarterly to their Preclearance REPORTING Compliance Officer the Quarterly Securities Report. This report must be submitted within 30 days of each quarter end and includes information on:

                    o securities beneficially owned at any time during the quarter which were also either recommended for a transaction or in the portfolio managed by the ADM during the quarter.

                    o    positions obtained in private placements.

                    o    securities  of  issuers  with a  common  equity  market
                         capitalization of $250 million or less at security acquisition or at the date designated by the Preclearance Compliance Officer, whichever is later, which were beneficially owned at any time during the quarter.

                    o Securities transactions which were not completed through a brokerage account, such as gifts inheritances, spin-offs from securities held outside brokerage accounts, or other transfers.

               A form for making this report can be obtained from your designated Preclearance Compliance Officer or from the Securities Trading Site on the Mellon intranet.

PRECLEARANCE   All ADMs  must  notify  the  designated  Preclearance  Compliance
FOR            Officer in writing and receive preclearance before they engage in
PERSONAL       any purchase or sale of a security for their own  accounts.  ADMs
SECURITIES     should  refer  to the  provisions  under  "Beneficial  Ownership"
TRANSACTIONS   below, which are applicable to these provisions.

               All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

               The designated Preclearance Compliance Officer will notify the ADM whether the request is approved or denied, without disclosing the reason for such approval or denial.

               Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the ADM. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the ADM to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The ADM should retain a copy of this written record for at least two years.

               As there could be many reasons for preclearance being granted or denied, ADMs should not infer from the preclearance response anything regarding the security for which preclearance was requested.

               Although making a preclearance request does not obligate an ADM to do the transaction, it should be noted that:

                    o    Preclearance   requests   should  not  be  made  for  a
                         transaction that the ADM does not intend to make.

                    o The order for a transaction must be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade by 4:00 p.m. Eastern Time on the next business day, at which time the preclearance authorization will expire.

                    o ADMs should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the ADM is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                    o Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained. There are additional pre-approval requirements for initial public offerings, micro-cap securities and private placements. See page 11.

CONTEMPORANEOUSADMs must obtain written authorization prior to making or acting DISCLOSURE upon a portfolio recommendation in a security which they own personally.  This  authorization  must be obtained from the ADM's
               CIO/CEO or other Investment Ethics Committee designee immediately prior to the first such portfolio recommendation in a particular security in a calendar month. The following personal securities holdings are exempt from the requirement to obtain written authorization immediately preceding a portfolio recommendation or transaction:

                    o    Exempt Securities (see glossary).

                    o Securities held in accounts over which the ADM has no investment discretion, which are professionally managed by a non-family member, and where the ADM has no actual knowledge that such account is currently holding the same or equivalent security at the time of the portfolio recommendation.

                    o Personal holdings of equity securities of the top 200 issuers on the Russell list of largest publicly traded companies.

                    o    Personal   equity  holdings  of  securities  of  non-US
                         issuers with a common equity market capitalization of $20 billion or more.

                    o Personal holdings of debt securities which do not have a conversion feature and are rated BBB or better.

                    o Personal holdings of ADMs who are index fund managers and who have no investment discretion in replicating an index.

                    o Personal holdings of Portfolio Managers in Mellon Private Capital Management and Mellon Private Asset Management if the Portfolio Manager exactly replicates the model or clone portfolio. A disclosure form is required if the Portfolio Manager recommends securities which are not in the clone or model portfolio or recommends a model or clone security in a different percentage than model or clone amounts. Disclosure forms are also required when the Portfolio Manager recommends individual securities to clients, even if Mellon shares control of the investment process with other parties.

               If a personal securities holding does not fall under one of these exemptions, the ADM must complete and forward a disclosure form for authorization by the CIO/CEO or designee, immediately prior to the first recommendation or transaction in the security in the current calendar month. Disclosure forms for subsequent transactions in the same security are not required for the remainder of the calendar month as long as purchases (or sales) in all portfolios do not exceed the maximum number of shares, options, or bonds disclosed on the disclosure form. If the ADM seeks to effect a transaction or makes a recommendation in a direction opposite to the most recent disclosure form, a new disclosure form must be completed prior to the transaction or recommendation.

               Once the CIO/CEO's authorization is obtained, the ADM may make the recommendation or trade the security in the managed portfolio without the Preclearance Compliance Officer's signature. However, the ADM must deliver the authorization form to the Preclearance Compliance Officer on the day of the CIO/CEO's authorization. The Preclearance Compliance Officer will forward a copy of the completed form for the ADM's files. The ADM is responsible for following-up with the Preclearance Compliance Officer in the event a completed form is not returned to the ADM within 5 business days. It is recommended that the ADM retain completed forms for two years.

               A listing of Investment Ethics Committee designees, a listing of the Russell 200, and the personal securities disclosure forms are available on the Mellon intranet , or can be obtained from your designated Preclearance Compliance Officer.

BLACKOUT       Except  as  described  below,  ADMs will  generally  not be given
POLICY         clearance to execute a transaction in any security that is on the restricted  list  maintained  by  their  Preclearance  Compliance
               Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

               In addition, portfolio managers (except index fund managers) are prohibited from buying or selling a security within seven calendar days before and after their investment company or managed account has effected a transaction in that security. In addition to other appropriate sanctions, if such ADMs effect such a personal transactions during that period, these individuals must disgorge any and all profit realized from such transactions. The amount of the disgorgement will be determined by the Investment Ethics Committee.

               Exceptions - Regardless of any restrictions above, ADMs will generally be given clearance to buy or sell up to the greater of 100 shares or $10,000 of securities of the top 500 issuers on the Russell list of largest publicly traded companies. In addition, ADMs will be exempt from the 7-day disgorgement for the described transactions (but not the disgorgement for short-term/60-day trading). An ADM is limited to two such purchases or two such sales in the securities of any one issuer in any calendar month.

EXEMPTIONS     Preclearance is not required for the following transactions:
FROM
REQUIREMENT         o    purchases or sales of Exempt Securities (see Glossary);
TO
PRECLEAR            o    purchases   or   sales   of   securities    issued   by
                         non-affiliated    closed-end    investment   companies;
                         non-financial   commodities   (such   as   agricultural
                         futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                    o purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may be maintained, without being subject to preclearance procedures, only when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                    o transactions that are non-volitional on the part of an employee (such as stock dividends);

                    o the sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                    o    changes to elections in the Mellon 401(k) plan;

                    o purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                    o sales of rights acquired from an issuer, as described above; and/or

                    o    sales effected pursuant to a bona fide tender offer.


GIFTING OF ADMs desiring to make a bona fide gift of securities or who SECURITIES receive a bona fide gift of securities do not need to preclear the transaction. However, ADMs must report such bona fide gifts to the designated Preclearance Compliance Officer. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An ADM who purchases a security with the intention of making a gift must preclear the purchase transaction.


DRIPs, DPPs    Certain companies with publicly traded securities establish:
AND AIPs

                    o Dividend reinvestment plans (DRIPs) - These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered by many DRIPs to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                    o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                    o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

               Participation in a DRIP, DPP or AIP is voluntary.

               ADMs who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

               ADMs must preclear all optional cash purchases through a DRIP and all purchases through a DPP. ADMs must also preclear all sales through a DRIP, DPP or AIP.

RESTRICTED     LIST Each  Preclearance  Compliance  Officer will maintain a list
               (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for ADMs in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its ADMs from potential violations, or the appearance of violations, of securities laws.
               The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

               The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

CONFIDENTIAL The Manager of Corporate Compliance and/or Preclearance TREATMENT Compliance Officer will use his or her best efforts to assure that all  requests  for  preclearance,  all  personal  securities transaction  reports and all reports of  securities  holdings are treated as "Personal and Confidential."  However,  such documents will  be  available  for  inspection  by  appropriate  regulatory agencies,  and by other parties  within and outside Mellon as are necessary to evaluate  compliance  with or  sanctions  under this
               Policy.  Documents  received  from  ADMs are also  available  for inspection  by the boards of directors of 40-Act  entities and by
               the  boards  of  directors  (or  trustees  or  managing   general
               partners, as applicable) of the investment companies managed or administered by 40-Act entities.

--------------------------------------------------------------------------------

RESTRICTIONS   Employees who engage in transactions  involving Mellon securities
ON             should be aware of their unique  responsibilities with respect to
TRANSACTIONS such transactions arising from the employment relationship and IN MELLON should be sensitive to even the appearance of impropriety. The SECURITIES following restrictions apply to all transactions in Mellon's publicly  traded  securities  occurring  in  the  employee's  own account and in all other  accounts over which the employee  could be presumed  to exercise  influence  or control  (see  provisions under "Beneficial Ownership" below for a more complete discussion of  the  accounts  to  which  these  restrictions  apply).  These restrictions  are to be followed in addition to any  restrictions
               that  apply  to  particular   officers  or  directors   (such  as
               restrictions  under Section 16 of the Securities  Exchange Act of
               1934).

                    o Short Sales - Short sales of Mellon securities by employees are prohibited.

                    o Short Term Trading - ADMs are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanctions, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                    o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                    o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                    o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                    o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON 401(K)  For  purposes of the  blackout  period and the short term trading
PLAN rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                    o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                    o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                    - with respect to ADMs, any profits realized on short term changes in the 401(k) will not have to be disgorged.

                    - changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

               Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                    o Employees are not required to preclear any elections or changes made in their 401(k) account.

                    o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                    o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON         Receipt - Your receipt of an employee stock option from Mellon is
EMPLOYEE       not  deemed to be a  purchase  of a  security.  Therefore,  it is
STOCK          exempt from  preclearance  and reporting  requirements,  can take
OPTIONS        place  during  the  blackout  period  and does not  constitute  a purchase for purposes of the 60-day prohibition.

               Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

               "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

               Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

-----------------------------------------------------------------------------
RESTRICTIONS   Purchases  or sales by an employee of the  securities  of issuers
ON             with which Mellon does  business,  or other third party  issuers,
TRANSACTIONS could result in liability on the part of such employee. Employees IN OTHER should be sensitive to even the appearance of impropriety in SECURITIES connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

               The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

               The following restrictions apply to all securities transactions by ADMs:

                    o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                    o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                    o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                    o Initial Public Offerings - ADMs are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Investment Ethics Committee. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the ADM. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                    o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                    o Micro-Cap Securities - Unless specifically authorized in writing by the Investment Ethics Committee, MCADMs are prohibited from voluntarily obtaining beneficial ownership of any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition. If any MCADM involuntarily acquires such a micro-cap security through inheritance, gift, or spin-off, this fact must be disclosed in a memo to the MCADM's Preclearance Compliance Officer within 10 business days of the MCADM's knowledge of this fact. A copy of this memo should be attached to the MCADM's next Quarterly Securities Report. A form for making this report can be obtained from your designated Preclearance Compliance Officer.

               MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to voluntarily obtaining, or disposing of, a beneficial ownership of any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of acquisition.

               MCADMs who have prior holdings of securities of an issuer with a common equity market capitalization of $250 million or less must disclose on their next Quarterly Securities Report that they have not yet received CIO/CEO authorization for these holdings. The
               Preclearance Compliance Officer will utilize these forms to request the appropriate authorizations.

                    o Private Placements - Participation in private placements is prohibited without the prior written approval of the Investment Ethics Committee. The
                         Committee will generally not approve an ADM's acquiring, in a private placement, beneficial ownership of any security of an issuer in which any managed fund or account is authorized to invest within the ADM's fund complex.

               Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For the purpose of this policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

               When considering requests for participation in private placements, the Investment Ethics Committee will take into account the specific facts and circumstances of the request prior to reaching a decision on whether to authorize a private placement investment by an ADM. These factors include, among other things, whether the opportunity is being offered to an individual by virtue of his or her position with Mellon or its affiliates, or his or her relationship to a managed fund or account. The Investment Ethics Committee will also consider whether a fund or account managed by the ADM is authorized to invest in securities of the issuer in which the ADM is seeking to invest. At its discretion, the Investment Ethics Committee may request any and all information and/or documentation necessary to satisfy itself that no actual or potential conflict, or appearance of a conflict, exists between the proposed private placement purchase and the interests of any managed fund or account.

               ADMs who have prior holdings of securities obtained in a private placement must request the written authorization of the Investment Ethics Committee to continue holding the security. This request for authorization must be initiated within 90 days of becoming an ADM.

               To  request  authorization  for prior  holdings  or new  proposed
               acquisitions  of  securities   issued  in  an  eligible   private
               placement, contact the Manager of Corporate Compliance.

                    o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                    o Short Term Trading - ADMs are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. Any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.






PROHIBITION    You are  prohibited  from  acquiring  any  security  issued  by a
ON             financial services organization if you are:
INVESTMENTS
IN SECURITIES
OF FINANCIAL       o     a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS      o     employed in any of the following departments:

                      - Corporate Strategy & Development

                      - Legal (Pittsburgh only)

                      - Finance (Pittsburgh only)

                    o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

               Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:

                - Commercial Banks other than Mellon        - Thrifts

                - Bank Holding Companies other than Mellon  - Savings and Loan
                                                              Associations

                - Insurance Companies                       - Broker/Dealers

                - Investment Advisory Companies             - Transfer Agents

                - Shareholder Servicing Companies           - Other Depository
                                                              Institutions

               The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

               Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

               Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

               Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

               Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

BENEFICIAL The provisions of the Policy apply to transactions in the OWNERSHIP employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                    o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                    o    accounts  of  any  other   member  of  the   employee's
                         household (e.g., a relative living in the same home);

                    o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                    o corporate accounts controlled, directly or indirectly, by the employee;

                    o    arrangements   similar  to  trust   accounts  that  are
                         established  for  bona  fide  financial   purposes  and
                         benefit the employee; and

                    o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON     The provisions  discussed above do not apply to transactions done
EMPLOYEE       under  a bona  fide  employee  benefit  plan  administered  by an
BENEFIT        organization  not  affiliated  with  Mellon and by an employee of
PLANS          that  organization who shares  beneficial  interest with a Mellon employee,  and in the  securities of the employing  organization.
               This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

               The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING     As an employee  you may receive  information  about  Mellon,  its
CONFIDENTIAL   customers and other parties that, for various reasons,  should be
INFORMATION    treated as  confidential.  All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER        Federal   securities  laws  generally  prohibit  the  trading  of
TRADING        securities   while  in   possession   of   "material   nonpublic"
AND TIPPING    information  regarding  the issuer of those  securities  (insider
LEGAL          trading).   Any  person  who  passes  along  material   nonpublic
PROHIBITIONS   information  upon  which a trade is based  (tipping)  may also be liable.

               Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                    o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                    o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                    o    dividend declarations or changes;

                    o    extraordinary borrowings or liquidity problems;

                    o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                    o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                    o    pending  discoveries  or  developments,   such  as  new
                         products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                    o    a  proposal  or   agreement   concerning   a  financial
                         restructuring;

                    o    a  proposal  to  issue  or  redeem  securities,   or  a
                         development with respect to a pending issuance or redemption of securities;

                    o    a significant expansion or contraction of operations;

                    o information about major contracts or increases or decreases in orders;

                    o the institution of, or a development in, litigation or a regulatory proceeding;

                    o    developments regarding a company's senior management;

                    o information about a company received from a director of that company; and

                    o    information     regarding    a    company's    possible
                         noncompliance with environmental protection laws.

               This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

               "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

               If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S       Employees  who possess  material  nonpublic  information  about a
POLICY         company--whether that company is Mellon, another Mellon entity, a
               Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

               Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

               Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

               Questions   regarding   Mellon's  policy  on  material  nonpublic
               information, or specific information that might be subject to it, should be referred to the General Counsel.

RESTRICTIONS As a diversified financial services organization, Mellon faces ON THE FLOW unique challenges in complying with the prohibitions on insider OF INFORMATION trading and tipping of material non-public information, and WITHIN MELLON misuse of confidential information. This is because one Mellon (THE "CHINESE unit might have material nonpublic information about a company
WALL")         while other Mellon  units may have a desire,  or even a fiduciary duty, to buy or sell that company's  securities or recommend such purchases or sales to customers.  To engage in such broad-ranging financial services activities without violating laws or breaching
               Mellon's  fiduciary  duties,  Mellon has  established  a "Chinese
               Wall" policy  applicable  to all  employees.  The "Chinese  Wall"
               separates  the  Mellon  units or  individuals  that are likely to
               receive  material   nonpublic   information   (Potential  Insider
               Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions).
               Employees should refer to CPP 903-2(C) The Chinese Wall.

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GLOSSARY

DEFINITIONS    o    40-ACT  ENTITY  -  A  Mellon  entity  registered  under  the
                    Investment Company Act and/or the Investment Advisers Act of
                    1940

               o ACCESS DECISION MAKER - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts.

               o    ACCESS   PERSON  -  As  defined  by  Rule  17j-1  under  the
                    Investment Company Act of 1940, "access person" means:

                    (A) With respect to a registered investment company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition
                         below),  of  such  investment   company  or  investment
                         adviser;

                    (B) With respect to a principal underwriter, any director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

                    (C) Notwithstanding the provisions of paragraph (A) hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

                    (D) An investment adviser is "primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is lesser, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.

               o ADVISORY PERSON of a registered investment company or an investment adviser thereof means:

                    (A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

                    (B) Any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

               o    APPROVAL   -   written   consent   or   written   notice  of
                    non-objection.

               o BENEFICIAL OWNERSHIP - The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of each employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

               Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

               Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or the relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

               In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, nondiscretionary account or similar arrangement.

               With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

               To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

               Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

               The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.


               o "CHINESE WALL" POLICY - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

               o DIRECT FAMILY RELATION - employee's husband, wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

               o    DISCRETIONARY  TRADING  ACCOUNT - an account  over which the
                    employee  has  no  direct  or  indirect   control  over  the
                    investment decision making process.

               o EMPLOYEE - any employee of Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees.

               o    EXEMPT SECURITIES - Exempt Securities are defined as:

                      - direct obligations of the government of the United
                        States;

                      - high quality short-term debt instruments;

                      - bankers' acceptances;

                      - bank certificates of deposit and time deposits;

                      - commercial paper;

                      - repurchase agreements;

                      - securities issued by open-end investment companies;

               o    FAMILY RELATION - see direct family relation.

               o GENERAL COUNSEL - General Counsel of Mellon Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

               o    INDEX FUND - an  investment  company  or  managed  portfolio
                    which  contains   securities  of  an  index  in  proportions
                    designed to replicate the return of the index.

               o INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

               o INVESTMENT CLUB - is a membership organization where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

               o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

               o INVESTMENT ETHICS COMMITTEE is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

                    President and Chief Investment Officer of The Dreyfus Corporation (Committee Chair) General Counsel, Mellon Financial Corporation Chief Risk Management Officer, Mellon Trust Manager of Corporate Compliance, Mellon Financial
                    Corporation Corporate Chief Auditor, Mellon Financial Corporation Chief Investment Officer, Mellon Private Asset Management Executive Officer of a Mellon investment adviser (rotating membership) The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

               o MANAGER OF CORPORATE COMPLIANCE - the employee within the Audit and Risk Review Department of Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

               o MELLON - Mellon Financial Corporation and all of its direct and indirect subsidiaries.

               o OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                    -    Call Options

                    If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.

                    If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

                    -    Put Options

                    If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.

                    If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

                    Below is a table describing the above:

                             ------------------------------------------------
                                            Transaction Type
                             ------------------------------------------------
                    ---------------------------------------------------------
                    Option Type        Buy                     Sale

                    ---------------------------------------------------------
                      Put       Sale of Underlying         Purchase of
                                     Security          Underlying Security
                    ---------------------------------------------------------
                      Call    Purchase of Underlying    Sale of Underlying
                                     Security                Security
                    ---------------------------------------------------------


                    o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

                    o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                    o SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Financial Corporation.

                    o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.


                             EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER

Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith & Mary Smith
     Account No. xxxxxxxxxxxx


In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


      Manager, Corporate Compliance          Preclearance Compliance Officer
      Mellon Bank                      or    (obtain address from your
      PO Box 3130 Pittsburgh, PA             designated Preclearance
      15230-3130                             Compliance Officer)

Thank you for your cooperation in this request.


Sincerely yours,



Associate


cc:  Manager, Corporate Compliance (151-4340) or Preclearance Compliance Officer


Securities Trading Policy


Dreyfus Nonmanagement Board Member Edition


INTRODUCTION   The  Securities  Trading  Policy  (the  "Policy")  is designed to reinforce the reputation for integrity of The Dreyfus Corporation and its subsidiaries (collectively, "Dreyfus") by avoiding even the appearance of impropriety in the conduct of their businesses.
               The Policy sets forth procedures and limitations which govern the personal securities transactions of every Dreyfus employee.

SPECIAL        This  edition of the Policy has been  prepared  specifically  for
EDITION        Nonmanagement   Board  Members  of  Dreyfus  and  the  investment
               companies advised by Dreyfus (each a "Fund").

NONMANAGEMENT  You are considered to be a Nonmanagement Board Member if you are:
BOARD MEMBER

                    o a director of Dreyfus who is not also an officer or employee of Dreyfus ("Dreyfus Board Member"); or

                    o a director or trustee of any Fund who is not also an officer or employee of Dreyfus ("Mutual Fund Board Member").

INDEPENDENT The term "Independent Mutual Fund Board Member" means those MUTUAL FUND Mutual Fund Board Members who are not deemed "interested BOARD MEMBER persons" of their Fund(s), as defined by the Investment
               Company Act of 1940, as amended.


STANDARDS OF   Outside Activities
CONDUCT FOR
NONMANAGEMENT   -   Mutual  Fund  Board  Members  are  prohibited from accepting
BOARD MEMBERS       nomination   or   serving   as   a  director,    trustee  or
                    managing   general  partner  of  an  investment  company not
                    advised by Dreyfus, or accepting employment with or acting as a consultant to any person acting as a registered investment adviser to an investment company, without the express prior approval of the board of directors/trustees of the pertinent Fund(s) for which the Mutual Fund Board Member serves as a director/trustee. In any such circumstance, management of Dreyfus must be given advance notice by the Mutual Fund Board Member of his/her request in order to allow management to provide its input, if any, for the relevant Fund board of directors/trustees' consideration.

               - Dreyfus Board Members are prohibited from accepting nomination or serving as a director, trustee or managing general partner of an investment company not advised by Dreyfus, or accepting employment with or acting as a consultant to any person acting as a registered investment adviser to an investment company, without Dreyfus's express prior approval.

               - Independent Mutual Fund Board Members are prohibited from owning Mellon securities (since that would destroy his or her independent status).

               - Nonmanagement Board Members are prohibited from buying or selling Mellon's publicly traded securities during a blackout period, which begins the 16th day of the last month of each calendar quarter and ends three business days after Mellon publicly announces the financial results for that quarter.

               Insider Trading and Tipping

               Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

               Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                    o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                    o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                    o    dividend declarations or changes;

                    o    extraordinary borrowings or liquidity problems;

                    o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                    o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                    o    pending  discoveries  or  developments,   such  as  new
                         products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                    o    a  proposal  or   agreement   concerning   a  financial
                         restructuring;

                    o    a  proposal  to  issue  or  redeem  securities,   or  a
                         development with respect to a pending issuance or redemption of securities;

                    o    a significant expansion or contraction of operations;

                    o information about major contracts or increases or decreases in orders;

                    o the institution of, or a development in, litigation or a regulatory proceeding;

                    o    developments regarding a company's senior management;

                    o information about a company received from a director of that company; and

                    o    information     regarding    a    company's    possible
                         noncompliance with environmental protection laws.

               This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

               "Nonpublic"- Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

               If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information, While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

               Conflict of Interest--No Nonmanagement Board Member may recommend a securities transaction for Mellon, Dreyfus or any Fund without disclosing any interest he or she has in such securities or issuer thereof (other than an interest in publicly traded securities where the total investment is less than or equal to $25,000), including:

                    o any direct or indirect beneficial ownership of any securities of such issuer;

                    o any contemplated transaction by the Nonmanagement Board Member in such securities;

                    o    any position with such issuer or its affiliates; and

                    o any present or proposed business relationship between such issuer or its affiliates and the Nonmanagement Board Member or any party in which the Nonmanagement Board Member has a beneficial ownership interest (see "Beneficial Ownership" in the Glossary).

               Portfolio Information--No Nonmanagement Board Member may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon, Dreyfus or any Fund, to anyone unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

               Material Nonpublic Information--No Nonmanagement Board Member may engage in or recommend any securities transaction, for his or her own benefit or for the benefit of others, including Mellon, Dreyfus or any Fund, while in possession of material nonpublic information. No Nonmanagement Board Member may communicate material nonpublic information to others unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

PRECLEARANCE   Nonmanagement  Board  Members are permitted to engage in personal
FOR            securities transactions without obtaining prior approval from the
PERSONAL       Preclearance Compliance Officer.
SECURITIES     -    Independent  Mutual  Fund  Board  Members--Any   Independent
TRANSACTIONS        Mutual Fund Board Member,  as defined  above,  who effects a
PERSONAL            securities  transaction  where  he or  she  knew,  or in the
SECURITIES          ordinary  course of  fulfilling  his or her official  duties
TRANSACTIONS        should have known, that during the 15-day period immediately
REPORTS             preceding  or  after the preceding or after the preceding or after  thesecurity  was  purchased  or  sold,  or was  being considered  for purchase or sale by Dreyfus  (including  any
                    Fund or other  account  managed by Dreyfus),  is required to report such personal securities transaction.  In the event a personal securities  transaction report is required, it must be  submitted  to the  Preclearance  Compliance  Officer not later than ten days after the end of the calendar quarter in which  the  transaction  to which  the  report  relates  was
                    effected.   The  report   must   include  the  date  of  the
                    transaction,  the  title and  number of shares or  principal amount of the security, the nature of the transaction (e.g.,
                    purchase,   sale  or  any  other  type  of   acquisition  or
                    disposition),   the  price  at  which  the  transaction  was
                    effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transaction to the Preclearance Compliance Officer within the time period specified.

                    o Dreyfus Board Members and "Interested" Mutual Fund Board Members--Dreyfus Board Members and Mutual Fund Board Members who are "interested persons" of a Fund, as defined by the Investment Company Act of 1940, are required to report their personal securities transactions. Personal securities transaction reports are required to be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transaction to the Preclearance Compliance Officer within the time period specified.

EXEMPTIONS     Notwithstanding the foregoing, securities transaction reports are
FROM           not required for the following transactions purchases or sales of
REPORTING "Exempt Securities" (see Glossary); purchases or sales effected REQUIREMENTS in any account over which the Nonmanagement Board Member has no direct or indirect control over the investment decision-making process (i.e., discretionary trading accounts); transactions which are non-volitional on the part of the Nonmanagement Board
               Member (such as stock dividends);

               purchases  which  are  part  of  an  automatic   reinvestment  of
               dividends under a DRIP;

               purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer; and\or sales of rights acquired from an issuer, as described above.

               CONFIDENTIAL TREATMENT
               THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL PERSONAL SECURITIES TRANSACTION REPORTS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

GLOSSARY

DEFINITIONS         -    ACCESS  PERSON - As  defined  by Rule  17j-1  under the
                         Investment   Company  Act  of  1940,   "access  person"
                         includes, with respect to a registered investment company or an investment adviser thereof, any director of such investment company or investment adviser. Each
                         Nonmanagement Board Member is therefore considered an access person of Dreyfus or their respective Funds.

                    -    APPROVAL  -  written   consent  or  written  notice  of
                         nonobjection.

                    - BENEFICIAL OWNERSHIP - The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise Nonmanagement Board Members ("NBM") on this definition. It is the responsibility of each NBM to read the definition, and based on that definition determine whether he/she is the beneficial owner of a security.

               Securities owned of record or held in the NBM's name are generally considered to be beneficially owned by the NBM.

               Securities held in the name of any other person are deemed to be beneficially owned by the NBM if by reason of any contract, understanding, relationship, agreement or other arrangement, the NBM obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the NBM's benefit (regardless of record ownership), e.g., securities held for the NBM or members of the NBM's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the NBM, but which have not been transferred into the NBM's name on the books of the company; securities which the NBM has pledged; or securities owned by a corporation that should be regarded as the NBM's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the NBM's immediate family, which includes the NBM's spouse, the NBM's minor children and stepchildren and the NBM's relatives or the relatives of the NBM's spouse who are sharing the NBM's home, unless because of countervailing circumstances, the NBM does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An NBM is also deemed the beneficial owner of securities held in the name of some other person even through the NBM does not obtain benefits of ownership, if the NBM can vest or revest title in himself or herself at once, or at some future time.

               In addition, a person will be deemed the beneficial owner of a security if he/she has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

               With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the NBM as trustee or a member of the NBM's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the NBM of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the NBM as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the NBM being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the NBM's prior approval as settlor or beneficiary. "Immediate family" of an NBM as trustee means the NBM's son or daughter (including any legally adopted children or any descendant of either), the NBM's stepson or stepdaughter, the NBM's father or mother or any ancestor of either, the NBM's stepfather or stepmother and the NBM's spouse.

               To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan, and a business trust with over 25 beneficiaries.

               Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

               The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the NBM may report the security holdings of other members of his family, the NBM may nonetheless disclaim beneficial ownership of such securities.

                    o DISCRETIONARY TRADING ACCOUNT - an account over which the NBM has no direct or indirect control over the investment decision making process.

                    o    EXEMPT SECURITIES - Exempt Securities are defined as:

                    - direct obligations of the government of the United
                      States;

                    - bankers' acceptances;

                    - bank certificates of deposit and time deposits;

                    - commercial paper;

                    - high quality short-term debt instruments;

                    - repurchase agreements;

                    - securities issued by open-end investment companies.

                    o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                    o INVESTMENT ETHICS COMMITTEE is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

               President and Chief Investment Officer of The Dreyfus Corporation (Committee Chair) General Counsel, Mellon Financial Corporation Chief Risk Management Officer, Mellon Trust Manager of Corporate Compliance, Mellon Financial Corporation Corporate Chief Auditor, Mellon Financial Corporation Chief Investment/Executive Officers of two investment departments or affiliates (rotating memberships)

               The Committee has oversight of issues related to personal securities trading and investment activity by certain employees, including those who make recommendations or decisions regarding the purchase or sale of portfolio securities by Funds or other managed accounts.

                    o MELLON - Mellon Financial Corporation and all of its direct and indirect subsidiaries.

                    o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.